Segment Information	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Segment Information
5. SEGMENT INFORMATION
The Group has two operating segments, as described below, which are the Group’s strategic business units. These business units are managed separately and the results of their operations are reviewed by the chief operating decision maker (CODM) on a regular basis for the purpose of making decisions about resource allocation and performance assessment.
Ozon.ru
– sales of multi-category consumer products through our Ozon mobile app and our Ozon website; and
Ozon.travel
– sales of airline and train tickets through our Ozon.Travel mobile app and our Ozon.Travel website.
Ozon.ru represents over 99%, 98% and 96% of the Group’s revenue for the years ended December 31, 2020, 2019 and 2018, respectively, therefore, the Group presents Ozon.ru as the only reportable operating segment, as this reflects the consolidated view of operating segments noted above.